Exhibit 99.1

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (together with all schedules hereto, this “Agreement”), dated as of July 12, 2021, is made by and between State Automobile Mutual Insurance Company, an Ohio mutual insurance company (“SAM”), and Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company (“LMHC”).

W I T N E S S E T H:

WHEREAS, LMHC, Pymatuning, Inc., an Ohio corporation and wholly-owned indirect subsidiary of LMHC, Andover, Inc., an Ohio corporation and wholly-owned direct subsidiary of LMHC, State Auto Financial Corporation, an Ohio corporation (“STFC”), and SAM have entered into an Agreement and Plan of Merger and Combination, dated as of July 12, 2021 (the “Merger Agreement”); and

WHEREAS, SAM is willing to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of common stock, no par value per share, of STFC (“Shares”) Beneficially Owned by SAM and set forth on Schedule I hereto (the “Original Shares” and, together with any additional Shares pursuant to Section 3.04 hereof, the “SAM Owned Shares”).

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND TERMS

Section 1.01          Definitions.  Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.  The following terms shall have the respective meanings set forth below throughout this Agreement:

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance).  For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

“Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.

Section 1.02          Interpretation.

(a)          As used throughout this Agreement, references:

(i)          to the Preamble or to the Recitals, Sections, Articles or Schedules are to the Preamble or a Recital, Section, Article or Schedules of, this Agreement unless otherwise clearly indicated to the contrary;

(ii)         to any Contract (including this Agreement) are to the Contract as amended, modified, supplemented or replaced from time to time;

(iii)        to any Law are to such Law as amended, modified, supplemented or replaced from time to time and any rules or regulations promulgated thereunder and to any section of any Law include any successor to such section;

(iv)        to any Governmental Authority include any successor to the Governmental Authority and to any Affiliate or Subsidiary include any successor to such Affiliate or Subsidiary;

(v)         to “hereof,” “herein,” “hereunder,” “hereby,” “herewith” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or clause of this Agreement, unless otherwise clearly indicated to the contrary; and

(vi)        to the “date of this Agreement,” “the date hereof” and words of similar import refer to July 12, 2021.

(b)          Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.”  The word “or” need not be disjunctive.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular.  All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(c)          The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(d)          References to a “party” hereto means LMHC or SAM and references to “parties” hereto means LMHC and SAM unless the context otherwise requires.

(e)          The parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f)          No summary of this Agreement prepared by or on behalf of any party shall affect the meaning or interpretation of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SAM

SAM represents and warrants to LMHC as follows:

Section 2.01          Ownership of Shares.  SAM (a) is the Beneficial Owner of all of the Original Shares free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws and (b) has the sole voting power over all of the Original Shares.  Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which SAM is a party relating to the pledge, disposition, or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.  SAM has not engaged in or effected, in any manner whatsoever, directly or indirectly, any (x) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Shares or (y) hedging transaction, which establishes a net short position with respect to the Shares.

Section 2.02          Authorization. SAM has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by SAM of this Agreement, and the consummation by SAM of the transactions contemplated hereby, have been duly authorized by all necessary action.  This Agreement has been duly executed and delivered by SAM and, assuming the due authorization, execution and delivery by LMHC, constitutes a legal, valid and binding obligation of SAM enforceable against SAM in accordance with its terms, except as enforcement thereof may be limited against SAM by the Bankruptcy and Equity Exception.

Section 2.03          No Conflict; Consents.

(a)          The execution and delivery of this Agreement by SAM does not, and the performance of this Agreement by SAM and the consummation of the transactions contemplated hereby will not, (i) constitute or result in a conflict, breach or violation of or default under, the Organizational Documents of SAM or its Subsidiaries, (ii) conflict with or violate any Law applicable to SAM or by which any property or asset of SAM or any of its Subsidiaries is bound or affected, (iii) require any consent or other action by any Person under, result in a breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to others (immediately or with notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, result (immediately or with notice or lapse of time or both) in triggering any payment or other obligations under, or result in the loss of any right or benefit to which SAM or any of its Subsidiaries is entitled under, any Contract to which SAM or any of its Subsidiaries is a party or by which SAM or any of its Subsidiaries, or any property or asset of SAM or any of its Subsidiaries, is bound or affected or (iv) result (immediately or with notice or lapse of time or both) in the creation of a Lien on any property or asset of SAM or its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of SAM to perform its obligations under this Agreement.

(b)          The execution and delivery of this Agreement by SAM do not, and the performance of this Agreement by SAM will not, require any action, consent, approval, authorization or waiver of or filing with or notification to, or registration or qualification with, any Governmental Authority, except for applicable requirements, if any, of such consents, approvals, authorizations, waivers, filings and notifications that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of SAM to perform its obligations under this Agreement.

ARTICLE III

COVENANTS

Section 3.01          Agreement to Vote Shares; Irrevocable Proxy.

(a)          Agreement to Vote and Approve. SAM irrevocably and unconditionally agrees until the Expiration Time, at any annual or special meeting of the STFC Shareholders, including the STFC Shareholders Meeting, called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the STFC Shareholders with respect to any of the following matters, to vote or cause the holder of record to vote the SAM Owned Shares (i) in favor of (A) the adoption of the Merger Agreement and (B) any proposal to adjourn or postpone such meeting of the STFC Shareholders if there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the STFC Shareholders Meeting or to obtain the STFC Shareholder Approval to the extent permitted or required pursuant to Section 7.07 of the Merger Agreement and (ii) against (A) any Takeover Proposal, (B) any action, proposal, transaction, or agreement which would reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of SAM or STFC under the Merger Agreement or of SAM under this Agreement, and (C) any action, proposal, transaction, or agreement that would reasonably be expected to prevent or materially delay or materially impair consummation of the STFC Merger.

(b)          Irrevocable Proxy. SAM hereby appoints LMHC and any designee of LMHC, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent with respect to the SAM Owned Shares in accordance with Section 3.01(a).  This proxy and power of attorney is given to secure the performance of the duties of SAM under this Agreement.  SAM shall take such further action or execute such other instruments as may be reasonably necessary or appropriate to effectuate the intent of this proxy.  This proxy and power of attorney granted by SAM shall be irrevocable until the Expiration Time, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by SAM with respect to the SAM Owned Shares.  The power of attorney granted by SAM herein is a durable power of attorney and shall, to the extent applicable, survive the administration, receivership or similar proceeding of SAM.

Section 3.02          No Voting Trusts or Other Arrangement.  SAM agrees that until the Expiration Time, SAM will not deposit any of the SAM Owned Shares in a voting trust, grant any proxies with respect to the SAM Owned Shares, or subject any of the SAM Owned Shares to any arrangement with respect to the voting of the SAM Owned Shares other than agreements entered into with LMHC.

Section 3.03          Transfer and Encumbrance.  SAM agrees that until the Expiration Time, SAM will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, hypothecate, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law, or otherwise), or encumber (“Transfer”) any of the SAM Owned Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the SAM Owned Shares or SAM’s voting or economic interest therein; provided, that any grant by SAM of membership interests in SAM to participating policyholders of SAM shall not be deemed a “Transfer”.  Any attempted Transfer of SAM Owned Shares or any interest therein in violation of this Section 3.03 shall be null and void.

Section 3.04          Additional Shares.  SAM agrees that all Shares that SAM purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of after the execution and delivery of this Agreement and until the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute SAM Owned Shares for all purposes of this Agreement.  In the event of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction or a stock dividend, stock split or stock distribution of STFC affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “SAM Owned Shares” for all purposes of this Agreement.

Section 3.05          Waiver of Appraisal and Dissenters’ Rights.  SAM hereby knowingly and voluntarily disclaims and irrevocably waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent (including in accordance with Sections 1701.84 and 1701.85 of the OGCL) from the STFC Merger that SAM may have by virtue of ownership of the SAM Owned Shares.

Section 3.06          Stop Transfer Instructions.  At all times commencing with the execution and delivery of this Agreement and until the Expiration Time, in furtherance of this Agreement, SAM hereby authorizes STFC or its counsel to notify STFC’s transfer agent that there is a stop transfer order with respect to all of the SAM Owned Shares (and that this Agreement places limits on the voting and transfer of the SAM Owned Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by STFC following the Expiration Time.  At the request of LMHC, SAM shall cause to be provided to LMHC evidence of such stop transfer order.

Section 3.07          Further Assurances.  SAM agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as LMHC may reasonably request to make effective the agreements contemplated by this Agreement.

ARTICLE IV

TERMINATION

Section 4.01          Termination.  This Agreement and all rights and obligations of the parties hereunder shall terminate, without further action by any party hereto, upon the earliest to occur (such time, the “Expiration Time”) of:

(a)          the Effective Time;

(b)          the date on which the Merger Agreement is terminated in accordance with its terms; and

(c)          the termination of this Agreement by mutual written consent of the parties.

Notwithstanding this Section 4.01, the provisions set forth in Article V shall survive the termination of this Agreement and nothing in this Section 4.01 shall relieve any party from Liability for any willful and material breach of any provision of this Agreement prior to such termination or for fraud.

ARTICLE V

GENERAL PROVISIONS

Section 5.01          Nonsurvival of Representations, Warranties, Covenants and Agreements.  None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Closing.

Section 5.02          Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing (and made orally if so required pursuant to any Section of this Agreement) and shall be deemed given (a) when delivered personally by hand, (b) when sent by email or (c) two (2) Business Days following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses and email addresses (or to such other address or email address as a party may have specified by notice given to the other party pursuant to this provision):

if to LMHC, to

Liberty Mutual Group 175 Berkeley Street Boston, MA 02116
Attention:	Nik Vasilakos, Group Head of Mergers and Acquisitions Richard P. Quinlan, Deputy General Counsel
Email:	[REDACTED]

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:	Todd E. Freed
Elena M. Coyle
Email:	todd.freed@skadden.com
elena.coyle@skadden.com

if to SAM, to

State Automobile Mutual Insurance Company
518 East Broad Street
Columbus, OH 43215
Attention:	Melissa Centers, SVP/General Counsel
Email:	[REDACTED]

with a copy to (which shall not constitute notice):

Squire Patton Boggs (US) LLP
2000 Huntington Center
41 S High St
Columbus, OH 43215
Attention:	Matthew S. Bailey
Jeffrey R. Wahl
Email:	matthew.bailey@squirepb.com
jeff.wahl@squirepb.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Edward J. Lee
Rajab S. Abbassi
Email:	edward.lee@kirkland.com
rajab.abbassi@kirkland.com

Section 5.03          Entire Agreement. This Agreement, the Merger Agreement and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters.

Section 5.04          No Third Party Beneficiaries.  This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 5.05          Amendment; Waiver.

(a)          This Agreement may be amended, modified or supplemented by the parties.  This Agreement may not be amended, modified or supplemented except by an instrument in writing signed on behalf of all of LMHC and SAM.

(b)          LMHC and SAM may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party set forth in this Agreement or in any document delivered pursuant to this Agreement or (iii) waive compliance with any of the covenants, agreements or conditions of the other party set forth in this Agreement.  Any such extension or waiver by a party shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure or delay of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.  Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity.

Section 5.06          Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by either party without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.  Any attempted or purported assignment or delegation in violation of this Section 5.06 shall be null and void.

Section 5.07          Governing Law.  This Agreement, and all disputes, claims, controversies or causes of action (whether in contract, tort or otherwise) that may be based upon, arising out of or relating to this Agreement, including the negotiation, validity, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its applicable principles of conflicts of laws, rules or principles thereof (or any jurisdiction).

Section 5.08          Consent to Jurisdiction.  Each of the parties hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction and venue of the Chosen Courts, and any appellate court from any decision thereof, in any Action based upon, arising out of or relating to this Agreement, including the negotiation, validity, execution or performance of this Agreement and agrees that all claims in respect of any such Action shall be heard and determined in the Chosen Courts and agrees not to bring any such Action in any other court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action based upon, arising out of or relating to this Agreement, including the negotiation, validity execution or performance of this Agreement, in the Chosen Courts, including any objection based on its place of incorporation or domicile, (c) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such court or claim that it or its property is exempt or immune from the Chosen Courts or from any Action commenced in the Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (d) agrees that a final judgment in any such Action shall be conclusive and binding upon each of the parties and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law and (e) agrees that it shall not assert as a defense any matter or claim waived by the foregoing clauses (a) through (d).  Each of the parties consents and agrees that service of process, summons, notice or document for any action permitted hereunder may be delivered by registered mail addressed to it at the applicable address set forth in Section 5.02 or in any other manner permitted by applicable Law.

Section 5.09          Waiver of Jury Trial.  EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING THE NEGOTIATION, VALIDITY, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY HEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH OF THE PARTIES CERTIFIES AND ACKNOWLEDGES THAT (A) NEITHER THE OTHER PARTY NOR ITS RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH OF THE PARTIES UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE PARTIES MAKES THIS WAIVER VOLUNTARILY AND (D) EACH OF THE PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 5.09.  ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 5.10          Specific Performance.  Each of the parties acknowledges and agrees that irreparable harm would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or are otherwise breached or threatened to be breached and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.  Accordingly, each party hereto agrees that, without posting a bond or other undertaking, the parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, this being in addition to any other remedy to which they are entitled at law or in equity.  In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party will allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The parties further agree that (a) by seeking any remedy provided for in this Section 5.10, a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement and (b) nothing contained in this Section 5.10 shall require any party to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 5.10 before exercising any other right under this Agreement.

   Section 5.11          Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by email, facsimile or other means of electronic transmission intended to preserve the original graphic or pictorial appearance of a document.  This Agreement shall become effective when each party shall have received one or more counterparts hereof signed by each of the other party and unless and until such receipt, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.12          Severability. The provisions of this Agreement shall be deemed severable and if any term, provision, covenant or restriction of this Agreement is held by the Chosen Courts or other Governmental Authority to be illegal, invalid or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

LIBERTY MUTUAL HOLDING COMPANY INC.

By:	/s/ Nik Vasilakos
Name: Nik Vasilakos
Title: Group Head M&A, Authorized Signatory

[Signature Page to Voting and Support Agreement]

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

By:	/s/ Michael E. LaRocco
Name: Michael E. LaRocco
Title: President and Chief Executive Officer

[Signature Page to Voting and Support Agreement]